Exhibit 10.26


                      THIRD MODIFICATION OF LOAN AGREEMENT


THIS THIRD MODIFICATION is made as of this 17th day of December, 1999, by and between IMMUCOR, INC., a Georgia corporation ("Borrower"), and WACHOVIA BANK, N.A., a national banking association ("Lender").

                               Statement of Facts

                  Lender and Borrower are parties to that certain Loan Agreement, dated as of October 27, 1998, as modified and amended by that certain First Modification of Loan Agreement, dated as of April 30, 1999 , and as further modified and amended by that certain Second Modification of Loan Agreement, dated as of December 10, 1999 (the "Loan Agreement"), pursuant to which Lender has agreed to make one or more loans from time to time to the Borrower in accordance with the terms and conditions thereof. Lender and Borrower desire to modify the Loan Agreement in certain respects, all in accordance with and subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

                               Statement of Terms

1. Amendments of Loan Agreement. Subject to the fulfillment of the conditions precedent to the effectiveness of this Third Modification which are set forth below, the Loan Agreement shall be amended from and after this date as follows:

     (a) The Loan Agreement is hereby amended by adding each of the following definitions to Section 1.1 thereof in the appropriate alphabetical order:

          "Adjusted Interbank Offered Rate" shall mean, with respect to each Interest Period, the sum of (i) the rate obtained by dividing (A) the Interbank Offered Rate for such Interest Period by (B) a percentage equal to 1 minus the then stated maximum rate (stated as a decimal) of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D), plus (ii) a percentage sufficient to compensate the Bank for the cost of complying with any reserves, liquidity and/or special deposit requirements of any other foreign governmental or regulatory authority directly or indirectly affecting the maintenance or funding of the Third Additional Term Loan.

          "Cn. Dollars" and "Cn.$" shall mean dollars in the lawful currency of Canada.

          "Dollars" shall mean dollars in lawful currency of the United States of America.

          "Dollar Equivalent" shall mean, with respect to any monetary amount in Cn. Dollars, at any time for the determination thereof, the amount of Dollars obtained by converting such amount of Cn. Dollars into Dollars at the spot rate for the purchase of Dollars with Cn. Dollars as quoted by the Lender at approximately 11:00 a.m. London time, on the date of determination thereof specified herein or, if the date of determination thereof is not otherwise specified herein, on the date which is two (2) Business Days prior to such determination.

          "Interbank Offered Rate" means, for any Interest Period, the offered rate for deposits in Cn. Dollars for a term comparable to such Interest Period and in an amount comparable to the Third Additional Term Loan, as such offered rate appears on Telerate Page 3750 as of 11:00 A.M. (London, England time) on the Interest Determination Date. If the foregoing rate is unavailable from Telerate for any reason, then such rate shall be determined by the Lender from any other interest rate reporting service of recognized standing designated in writing by the Lender to the Borrower.

          "Third Additional Term Loan" shall mean the term loan in the principal amount of Cn.$5,741,000 to be made by Lender to Borrower pursuant to the provisions of Section 2.1.5.

          "Third Additional Term Note" shall mean this term promissory note, dated December 17, 1999, as amended or supplemented from time to time, in the stated principal amount equal to the committed amount of the Third Additional Term Loan, together with any renewals or extensions thereof, in whole or in part.

          "Third Modification Effective Date" shall mean the date on which all of the conditions precedent to the effectiveness of that certain Third Modification to Loan Agreement, dated as of December 17, 1999, between the Borrower and the Lender, have been satisfied.

     (b) The Loan Agreement is hereby amended by amending each of the following definitions in Section 1.1 ----------- to read as follows:

          "Business Day" shall mean a day on which Lender is open for the conduct of banking business at its principal office in Atlanta, Georgia; provided, however, that for purposes of determining the timing of requests for, and establishing the Applicable Rate, on LIBOR Borrowings, "Business Day" shall mean, additionally, any day on which dealings with United States Dollar deposits (or,solely in the case of the third Additional Term Loan Cn. Dollar deposits) are also being carried out by Lender in the London interbank Eurodollar market.

          "LIBOR Rate" shall mean, except as provided below with respect to the Third Additional Term Loan, with respect to any Interest Period, an interest rate per annum computed by dividing: (x) the rate per annum determined by Lender from time to time on the basis of the offered rate for deposits in United States dollars in the London interbank borrowing market of amounts equal to or comparable to the amount of the Loan (or portion thereof)  to  which  such  Interest  Period  relates  offered  for  a  term comparable to such Interest Period, which rate appears on the display designated as page "3750" of the Telerate Service (or such other page as may replace page "3750" of that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for United States dollar deposits) as of 11:00 a.m., London time, on the Interest Rate Determination Date applicable to such Interest Period, which rate shall be rounded upward, to the next higher 1/10,000 of 1%; provided, however, that if more than one such offered rate appears on such page, the offered rate shall be deemed to be the arithmetic average (rounded upward, if necessary, to the next higher of 1/100 of 1%) of such offered rates; by (y) the number 1 minus any then applicable percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or its successor) for determining the maximum reserve requirement for a member of the Federal Reserve System in respect of "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on such Borrowings is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of Lender to United States residents); provided, however, with respect to the Third Additional Term Loan "LIBOR Rate" shall mean, with respect to any Interest Period, the Adjusted Interbank Offered Rate. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the percentage described in the foregoing clause (y).

          "Loans" shall mean the Advances under the Line of Credit together with the Acquisition Term Loans, the Additional Term Loans and the Third Additional Term Loan.

          "Notes" shall mean, collectively, the Master Note, the Acquisition Term Note, the Additional Term Note and the Third Additional Term Note.

          "Term Loans" shall mean the Acquisition Term Loans, the Additional Term Loans and the Third Additional Term Loan.

     (c) The Loan  Agreement is hereby  amended by adding the following  Section
     2.1.5 thereto:

                           2.1.5 Third Additional Term Loan. (a) On the Third Modification Effective Date, and subject to the terms and conditions of this Agreement, Lender agrees to make the Third Additional Term Loan to Borrower, the proceeds of which shall be used (after being converted to Dollars) by Borrower solely to finance the repayment of the outstanding principal amount of the Second Additional Term Loan. The Debt arising from the making of the Third Additional Term Loan shall be evidenced by the Third Additional Term Note, which shall be executed by Borrower and delivered to Lender on the Third Modification Effective Date. The principal amount of the Third Additional Term Loan shall be repaid by the Borrower in installments as provided in the Third Additional Term Note. In any event on December 1, 2002, the unpaid principal balance of the Third Additional Term Loan together with all accrued but unpaid interest thereon shall be due and payable in full. The Third Additional Term Loan shall bear interest at the Applicable Rate, calculated and payable in the manner described in Section 2.2.1, from the date thereof on the unpaid principal amount thereof from time to time outstanding. The Third Additional Term Loan may be prepaid, in whole or in part, by Borrower at any time or from time to time hereafter; provided, however, that any partial prepayment of the Third Additional Term Loan shall be applied by Lender in the inverse order of the maturities of the principal installments of the Third Additional Term Loan then remaining to be paid.

                           (b) The Third Additional Term Loan shall be repaid by Borrower in Cn. Dollars. If Borrower for any reason fails to make any payment of principal or interest on the Third Additional Term Loan in Cn. Dollars, or if Borrower shall default in the payment when due of any payment on the Third Additional Term Loan, the Lender may, at its option, require such payment to be made in the Dollars Equivalent. In any such case, Borrower agrees to hold the Lender harmless from any loss incurred by it arising from any change in the value of Dollars in relation to Cn. Dollars between the date such payment became due and the date of payment thereof.

                           (c) If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to convert any amount due in Cn. Dollars into Dollars, the Cn. Dollars shall be converted to the Dollar Equivalent on the Business Day preceding the date on which judgment is given or any order for payment is made. The obligation of the Borrower in respect of any amounts due from it under the Third Additional Term Loan shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or any judgment or order in any other currency or otherwise, be discharged only to the extent that on the day following receipt by Lender of any payment in a currency other than Cn. Dollars the Lender is able (in accordance with normal banking procedures) to purchase an amount of Cn. Dollars with such other currency equal to the amount owed. If the amount of the Cn. Dollars that the Lender is able to purchase with such other currency is less than the amount due in Cn.
         Dollars, notwithstanding any judgment or order, the Borrower shall indemnify the Lender for the shortfall.

     (d) The Loan Agreement is hereby amended by amending Section 2.2.1(a) to read as follows:

                  (a) Initial Rate. The outstanding principal balance of each Loan (other than the Third Additional Term Loan), or each outstanding portion thereof, shall bear interest initially at a rate per annum equal to either:
          (i) the Prime Rate in the case of that portion of such Loan at any time constituting a Prime Borrowing or (ii) subject to the conditions and limitations set forth in subsection (c) below, the LIBOR Rate plus the Applicable Margin in the case of that portion of such Loan at any time constituting a LIBOR Borrowing; subject, however, in each case, to adjustment as provided in subsection (b) below. The outstanding principal balance of the Third Additional Term Loan shall bear interest at a rate per annum equal to the LIBOR Rate plus the Applicable Margin, subject to adjustment as provided in subsection (b) below.

     (e) The Loan Agreement is hereby amended by amending Section 2.2.1(c) to read as follows:

                  (c) Conditions and Limitations on LIBOR Borrowings. All Borrowings obtained on the Closing Date and for a period of three (3) Business Days thereafter shall be Prime Borrowings. Thereafter, Borrower shall have the continuing right, provided that with respect to Borrowings other than the Third Additional Term Loan no Event of Default or Default Condition exists, to obtain Borrowings which are LIBOR Borrowings or to convert Prime Borrowings to LIBOR Borrowings; subject, however, to the following conditions and limitations: (i) Borrower must request a LIBOR Borrowing, specifying the amount thereof and the applicable Interest Period, at least three (3) Business Days in advance of the intended borrowing date; (ii) no more than three (3) LIBOR Borrowings under each of the Line of Credit, the Acquisition Term Loans and the Additional Term Loans may be obtained at any time; (iii) LIBOR Borrowings (other than the Third Additional Term Loan) must be in minimum amounts of Five Hundred Thousand Dollars ($500,000), or integral multiples thereof, (iv) the Interest Period for LIBOR Borrowings in respect of the Line of Credit shall not exceed the Termination Date; (v) the Interest Periods for, and aggregate amount of, LIBOR Borrowings in respect of the Acquisition Term Loans, the Additional Term Loans or the Third Additional Term Loan must be consistent with, and not exceed, the scheduled principal amortization thereof; or (vi) if on or prior to the first day of any Interest Period, Lender determines that deposits in United States Dollars or Cn. Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period or that the LIBOR Rate will not adequately and fairly reflect the cost to Lender of funding any relevant borrowings for such Interest Period, then, Lender shall forthwith give notice thereof to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to make LIBOR Borrowings available to Borrower shall be suspended and with respect to the Third Additional Term Loan the Lender shall designate a substitute index for calculation of the interest rate which adequately and fairly reflects the cost to Lender of funding and maintaining the Third Additional Term Loan; (vii) if, at any time, a change of law, or compliance by Lender with any request or directive (whether or not having the force of law) of any governmental authority shall make it unlawful or impracticable for Lender to make available, maintain or fund any LIBOR Borrowings, Lender shall forthwith give notice to such effect to Borrower, whereupon, until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to make such Borrowings available to Borrower shall be suspended and if Lender shall determine that it may not lawfully continue to maintain and fund any then outstanding Borrowings to maturity and shall so specify in such notice, each Borrowing, other than the Third Additional Term Loan, so affected shall be converted to a Prime Borrowing effective immediately and the Third Additional Term Loan shall from the date of such notice bear interest at an rate equal to an index designated by the Lender plus the Applicable Margin; (viii) unless Borrower has timely given Lender a notice of LIBOR Borrowing required hereinabove, a LIBOR Borrowing (other than the Third Additional Term
         Loan) shall automatically convert to Prime Borrowing at the expiration of the Interest Period corresponding thereto; (ix) no voluntary prepayment of any LIBOR Borrowing shall be permitted unless Lender has given its written consent thereto; and (x) upon the request of Lender, delivered to Borrower, Borrower shall pay to Lender such amount or amounts as shall be determined by Lender in connection with the relevant Interest Period as a result of: (A) any payment or prepayment of any LIBOR Borrowing by Borrower on a date other than the last day of an Interest Period for such Borrowing, whether as a result of voluntary prepayment, mandatory prepayment, involuntary acceleration or otherwise; or (B) any failure by the Borrower to undertake any such LIBOR Borrowing on the date for which notice of such Borrowing is specified by Borrower. In the case of clause (x), such sum shall include, without limitation, an amount equal to the excess, if any, of the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Borrowing (or, in the case of a failure to prepay or borrow, the Interest Period for such Borrowing which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Borrowing provided for herein over the amount of interest (as determined by Lender in the reasonable exercise of its discretion) Lender would have paid on deposits in United States Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.

     (f) The Loan  Agreement is hereby  amended by amending the last sentence of
     Section 2.4 to read as follows:

          "Any prepayment made by Borrower under this Section 2.4 shall be applied, first, to prepay the scheduled installments of the Acquisition Term Loans in inverse order of maturity until such Loan shall have been prepaid in full, second, to prepay the scheduled installments of the Additional Term Loans in inverse order of maturity until such Loans have been prepaid in full and third to prepay the scheduled installments of the Third Additional Term Loan in inverse order of maturity until Loans have been prepaid in full."

2. No Other Amendments. Except for the amendments expressly set forth and referred to in Sections 1 above, the Loan Agreement shall remain unchanged and in full force and effect. Nothing in this Third Modification is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrower's indebtedness or other indebtedness to the Lender under or in connection with the Loan Agreement (collectively, the "Obligations") or to modify, affect or impair the perfection or continuity of Lender's security interests in, security titles to or other liens on any collateral for the Obligations.

3. Representations and Warranties. To induce Lender to enter into this Third Modification, the Borrower does hereby warrant, represent and covenant to Lender that: (a) each representation or warranty of the Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement as amended by this Third Modification; and
(b) Borrower has the power and is duly authorized to enter into, deliver and perform this Third Modification and this Third Modification is the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms.

4. Conditions Precedent to Effectiveness of this Third
Modification. The effectiveness of this Third Modification and the amendments provided herein are subject to the truth and accuracy in all material respects of the representations and warranties of the Borrower contained in Section 3 above and to the fulfillment of the following additional conditions precedent:
(a) Lender shall have received one or more counterparts of this Third Modification duly executed and delivered by the Borrower; (b) if and to the extent required by Lender, any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this Third Modification and all of the transactions contemplated hereby by signing one or more counterparts of this Third Modification in the appropriate space indicated below and returning same to Lender; (c) Lender shall have received the Third Additional Term Note, dated as of the date of this Third Modification and having a stated principal amount equal to Cn.$5,741.000, duly executed and delivered, as well as a closing certificate of Borrower and an opinion of Borrower's counsel (both in form and substance satisfactory to Lender) with respect to this Third Modification and the Third Additional Term Note.

5. Counterparts. This Third Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

6. Governing Law. This Third Modification shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.

                  IN WITNESS WHEREOF, the parties hereto have caused this Third Modification to be duly executed and delivered as of the day and year specified at the beginning hereof.

                                     BORROWER:

                                     IMMUCOR, INC.


                                     By: /s/  Edward L. Gallup
                                     Edward L. Gallup, President


                                     LENDER:

                                     WACHOVIA BANK, N.A.


                                     By:      /s/  Ernesto Moran
                                     Title:   President

                                     CONSENT OF GUARANTORS


                  Each of the undersigned  guarantors does hereby consent to the
execution,   delivery  and   performance  of  the  within  and  foregoing  Third
Modification of Loan Agreement.

                  IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent under seal as of the day and year first above set forth.


                            GAMMA BIOLOGICALS, INC.



                            By: /s/ Edward L. Gallup
                            Edward L. Gallup, President


                            GAMMA BIOLOGICALS INTERNATIONAL, INC.


                            By: /s/ Edward L. Gallup
                            Edward L. Gallup, President


                            BCA ACQUISITION CORPORATION


                            By: /s/ Edward L. Gallup
                            Edward L. Gallup, President